EX-35.1
(logo) Countrywide
       HOME LOANS

400 Countrywide Way
Simi Valley, California 93065-6298

February 27, 2009

Wells Fargo Bank, N.A.
Attn: Michelle Viner
9062 Old Annapolis Rd.
Columbia, MD 21045

OFFICER'S CERTIFICATE

I, Joseph Candelario, hereby certify that I am an officer of Countrywide GP, LLC, general partner of Countrywide Home Loans Servicing LP (the "Servicer"). I further certify, with respect to the applicable servicing agreement relating to the securitization transactions(s) set forth on Exhibit A attached hereto (the "Servicing Agreement") that:

(a) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Servicing Agreement has been made under my supervision; and

(b) To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout such year.


/s/ Joseph Candelario
Jospeh Candelario
First Vice President
Compliance Officer
Loan Administration


February 27, 2009


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

ACE 2006-CW1
ACE 2006-FM2
ACE 2006-NC2
ACE 2006-NC3
BAFC 2006-2
BAFC 2006-A
BAFC 2006-D
BAFC 2006-H
BCAP 2006AA1
BCAP 2006-AA2
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSARM 2006-2
BSARM 2006-4
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSFB ARMT 2006-1
CSFB ARMT 2006-2
CSFB ARMT 2006-3
CSMC 2006-1


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-5
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
DBALT 2006-AB3 (SUB)
DBALT 2006-AB4 (SUB)
DBALT 2006-AF1
DBALT 2006-AR1
DBALT 2006-AR2
DBALT 2006-AR3
DBALT 2006-AR4
DBALT 2006-AR5 (SUB)
DBALT 2006-AR6
DBALT 2006-AR6 (SUB)
DBALT 2006-OA1
DBALT 2006-OA1 (SUB)
GSAA 2006-10 (SUB)
GSAA 2006-11
GSAA 2006-14
GSAA 2006-16
GSAA 2006-17
GSAA 2006-19
GSAA 2006-20
GSAA 2006-4


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

GSAA 2006-4 (SUB)
GSAA 2006-7 SUB
GSAA 2006-8
GSAA 2006-8 (SUB)
GSR 2006-10F
GSR 2006-1F
GSR 2006-1F (SUB)
GSR 2006-1F (SUB)
GSR 2006-2F
GSR 2006-2F (SUB)
GSR 2006-2F (SUB)
GSR 2006-3F
GSR 2006-3F (SUB)
GSR 2006-3F (SUB)
GSR 2006-5F
GSR 2006-5F (SUB)
GSR 2006-5F (SUB)
GSR 2006-6F
GSR 2006-7F
GSR 2006-8F
GSR 2006-9F
GSR 2006-AR1
GSR 2006-AR2
GSR 2006-OA1
HARBORVIEW 2006-11
HARBORVIEW 2006-12
HARBORVIEW 2006-2


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

HARBORVIEW 2006-6
HASCO 2006-HE1
JPALT 2006-A1
JPALT 2006-A2
JPALT 2006-A3
JPALT 2006-A4
JPALT 2006-A6
JPALT 2006-A7
JPALT 2006-S1
JPALT 2006-S3
JPALT 2006-S4
JPMAC 2006-CW2
JPMMT 2006-A1
JPMMT 2006-A2
JPMMT 2006-A3
JPMMT 2006-A4
JPMMT 2006-A6
JPMMT 2006-A7
JPMMT 2006-S2
JPMMT 2006-S3
JPMMT 2006-S4
LMT 2006-9
LUMINENT 2006-2
LUMINENT 2006-5
LUMINENT 2006-5
LUMINENT 2006-6
MARM 2006-2


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

MARM 2006-OA2
MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MSAC 2006-HE8
MSIX 2006-1
MSM 2006-1AR
PRIME 2006-CL1
SAIL 2006-3
SAMI II 2006-AR1
SAMI II 2006-AR2
SAMI II 2006-AR3
SAMI II 2006-AR4
SAMI II 2006-AR6
SAMI II 2006-AR7
SAMI II 2006-AR8
SARM 2006-1
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-7
SARM 2006-8
SARM 2006-9
SASCO 2006-BC2
SASCO 2006-BC3


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A - 9062 Old Annapolis Rd

SASCO 2006-BC4
SASCO 2006-BC5
SEQUOIA 2006-1
SEQUOIA 2006-1
SQALT 2006-1
THORNBURG 2006-1
THORNBURG 2006-2
THORNBURG 2006-3
THORNBURG 2006-4
THORNBURG 2006-5
THORNBURG 2006-6
ZUNI 2006-OA1


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Exhibit A - Securitized Transaction(s)
WMMSC - 75 N FAIRWAY DR

WMALT 2006-AR4
WMALT 2006-AR5
WMALT 2006-AR7
WMALT 2006-AR8
WMALT 2006-AR9


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

ACE 2007-HE2
ACE 2007-HE2
ACE 2007-HE4
ACE 2007-HE4
ACE 2007-WM1
ACE 2007-WM1
ARMT 2007-1
ARMT 2007-1
ARMT 2007-3
BAFC 2007-1
BAFC 2007-1
BAFC 2007-3
BAFC 2007-3
BAFC 2007-4
BAFC 2007-4
BAFC 2007-7
BAFC 2007-7
BAFC 2007-A
BAFC 2007-A
BAFC 2007-B
BAFC 2007-B
BAFC 2007-C
BAFC 2007-C
BCAP 2007-AA5
BSAAT 2007-1
BSAAT 2007-1
BSABS 2007-AC4


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

BSABS 2007-SD3
BSABS 2007-SD3
BSABS 2007-SD4
BSABS 2007-SD4
BSALTA 2007-1
BSALTA 2007-1
BSALTA 2007-3 or BALTA 2007-3
BSALTA 2007-3 or BALTA 2007-3
BSARM 2007-2
BSARM 2007-2
BSARM 2007-3
BSARM 2007-5
BSSP 2007-R6
BSSP 2007-R6
CMLTI 2007-AMC2
CMLTI 2007-AMC2
CSAB 2007-1
CSAB 2007-1
CSAB 2007-2
CSAB 2007-2
CSARMT 2007-1
CSARMT 2007-1
CSARMT 2007-2
CSARMT 2007-2
CSARMT 2007-3
CSARMT 2007-3
CSMC 2007-1


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

CSMC 2007-1
CSMC 2007-2
CSMC 2007-2
CSMC 2007-3
CSMC 2007-3
CSMC 2007-4
CSMC 2007-4
CSMC 2007-5
CSMC 2007-5
CSMC 2007-6
CSMC 2007-6
CSMC 2007-7
DBALT 2007-1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-BAR1


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

DBALT 2007-OA1
DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-OA5
GSAA 2007-1
GSAA 2007-1
GSAA 2007-3
GSAA 2007-3
GSAA 2007-5
GSAA 2007-5
GSAA 2007-6
GSAA 2007-6
GSR 2007-4F
GSR 2007-4F
GSR 2007-5F
GSR 2007-AR1
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-AR2
GSR 2007-OA1
GSR 2007-OA1


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

HALO 2007-2
HALO 2007-AR2
HALO 2007-AR2
HARBORVIEW 2007-1
HARBORVIEW 2007-1
HARBORVIEW 2007-4
HARBORVIEW 2007-4
HARBORVIEW 2007-6
HARBORVIEW 2007-6
Harborview 2007-7
Harborview 2007-7
HASCO 2007-HE1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-NC1
JPALT 2007-A2
JPALT 2007-A2
JPALT 2007-S1
JPALT 2007-S1
JPMMT 2007-A3
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-A4
JPMMT 2007-S1
JPMMT 2007-S1


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

JPMMT 2007-S2
JPMMT 2007-S2
JPMMT 2007-S3
JPMMT 2007-S3
LMT 2007-5
LMT 2007-5
MALT 2007-1
MALT 2007-1
MANA 2007-A2
MANA 2007-A2
MANA 2007-AF1
MANA 2007-AF1
MANA 2007-OAR2
MANA 2007-OAR2
MANA 2007-OAR5
MANA 2007-OAR5
MARM 2007-2
MARM 2007-2
MARM 2007-3
MARM 2007-3
MASTR 2007-1
MLMBS 2007-1
MLMBS 2007-1
MLMBS 2007-3
MLMBS 2007-3
MSAC 2007-HE4
MSAC 2007-HE5


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

MSAC 2007-HE5
MSAC 2007-HE6
MSAC 2007-HE6
MSAC 2007-HE7
MSAC 2007-HE7
MSAC 2007-NC2
MSAC 2007-NC2
MSAC 2007-NC3
MSAC 2007-NC3
MSHEL 2007-2
MSHEL 2007-2
MSSTI 2007-1
MSSTI 2007-1
SAMI 2007-AR1
SAMI 2007-AR1
SAMI 2007-AR3
SAMI 2007-AR3
SAMI II 2007-AR1
SAMI II 2007-AR1
SARM 2007-1
SARM 2007-2
SARM 2007-3
SARM 2007-4
Sequoia 2007-1
Soundview 2007-1
Soundview 2007-WMC1
Thornburg 2006-6


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A.

Thornburg 2006-6
Thornburg 2007-3
Thornburg 2007-3


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Exhibit A - Securitized Transaction(s)
WELLS FARGO BANK, N.A - 9062 Old Annapolis Road

Thornburg 2007-5
Thornburg 2007-5